Exhibit 23
                                                                 ----------

                  <LOGO> SHATSWELL, MacLEOD & COMPANY, P.C.
                         ----------------------------------
                            CERTIFIED PUBLIC ACCOUNTANTS



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      We consent to the incorporation by reference in this Annual Report on Form 10-K of Slade's Ferry Bancorp of our report dated January 15, 2003 (except for Note 11 which is March 5, 2003).


                                     /s/ Shatswell, MacLeod & Company, P.C.
                                     SHATSWELL, MacLEOD & COMPANY, P.C.

West Peabody, Massachusetts
March 19, 2003


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